UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 8, 2008

Western Goldfields Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ontario

(State or Other Jurisdiction of Incorporation)

000-52757	98-0544546
(Commission File Number)	(IRS Employer Identification No.)

200 Bay Street, Suite 3120 Royal Bank Plaza, South Tower Toronto, Ontario, Canada	M5J 2J4
(Address of Principal Executive Offices)	(Zip Code)

(416) 324 6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

On September 8, 2008, Western Goldfields, Inc. (the “Company”) posted the presentation attached hereto as Exhibit 99.1 on its website www.westerngoldfields.com.

Item 9.01.                      Financial Statements and Exhibits.

(c)           Exhibits.

99.1           Corporate Presentation of the Company posted on September 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008	Western Goldfields Inc.

	By:	/s/Brian Penny
	Name:	Brian Penny
	Title:	Chief Financial Officer